Exhibit 10

AMENDMENT NO. 1
TO
EXCHANGE AGREEMENT
BY AND AMONG
NEXTERA ENERGY EQUITY PARTNERS, LP
NEXTERA ENERGY OPERATING PARTNERS, LP
NEXTERA ENERGY PARTNERS GP, INC.
and
NEXTERA ENERGY PARTNERS, LP
Dated as of July 5, 2016

This AMENDMENT NO. 1 TO EXCHANGE AGREEMENT (this “Amendment”), is dated as of July 5, 2016, by an among NextEra Energy Partners, LP, a Delaware limited partnership (“NEE Partners”), NextEra Energy Partners GP, Inc., a Delaware corporation (“NEE Partners GP”), NextEra Energy Operating Partners, LP, a Delaware limited partnership (“NEE Operating LP”), and NextEra Energy Equity Partners, LP, a Delaware limited partnership (“NEE Equity”).
WHEREAS, NEE Partners, NEE Partners GP, NEE Operating LP and NEE Equity have entered into that certain Exchange Agreement, dated as of July 1, 2014 (the “Original Exchange Agreement”);
WHEREAS, the parties to the Original Exchange Agreement desire to amend such Agreement as set forth herein (the Original Exchange Agreement, as amended by this Amendment, the “Exchange Agreement”); and
NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments.

1.1    The definition of “Specified Redemption Date” in Section 1.1 of the Original Exchange Agreement is hereby amended and restated in its entirety to read as follows:

“SPECIFIED REDEMPTION DATE” means the sixty-first (61st) calendar day after the receipt by NEE Operating LP and NEE Partners of a Notice of Redemption), subject to extension in accordance with Section 2(a)(ii) or such later date as otherwise agreed to in writing by the parties hereto.
1.2    The definition of “Cut-Off Date” in Section 1.1 of the Original Exchange Agreement is hereby amended and restated in its entirety to read as follows:

“CUT-OFF DATE” means the fifty-first (51st) calendar day after the receipt by NEE Operating LP and NEE Partners of a Notice of Redemption.

2.	Miscellaneous.

2.1    This Amendment shall apply and be effective only with respect to the definitions and provisions of the Original Exchange Agreement specifically amended herein. Except to the extent expressly modified by this Amendment, the Original Exchange Agreement shall remain in full force and effect.

2.2    After giving effect to this Amendment, each reference in the Exchange Agreement to “Agreement”, “hereof,” “herein” and “hereunder” and words of similar import shall refer to the Original Exchange Agreement as amended by this Amendment; provided, however, for the avoidance of doubt, that references to “the date of this Agreement” or similar references shall continue to mean as of July 1, 2014, except as otherwise provided herein.

2.3    This Amendment may be executed in counterparts (which may be delivered by facsimile or similar electronic transmission). Each counterpart when so executed and delivered shall be deemed an original, and all such counterparts taken together shall constitute one and the same instrument.

2.4    The internal law of the State of New York will govern and be used to construe this Amendment without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered, all as of the date first set forth above.

NEXTERA ENERGY PARTNERS GP, LLC

By:	MARK E. HICKSON
Name:	Mark E. Hickson
Title:	Vice President, Strategy and Corporate Development

NEXTERA ENERGY PARTNERS LP
By:	NextEra Energy Partners GP, Inc., its general partner

By:	MARK E. HICKSON
Name:	Mark E. Hickson
Title:	Vice President, Strategy and Corporate Development

NEXTERA ENERGY OPERATING PARTNERS LP
By:	NextEra Operating Partners GP, LLC, its general partner

By:	MARK E. HICKSON
Name:	Mark E. Hickson
Title:	Vice President

NEXTERA ENERGY EQUITY PARTNERS LP
By:	NextEra Energy Equity Partners GP, LLC, its general partner

By:	MARK E. HICKSON
Name:	Mark E. Hickson
Title:	Vice President

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